SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED BY PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

|_|    Preliminary Proxy Statement        |_| Confidential, For Use of the
|X|    Definitive Proxy Statement             Commission Only
| |    Definitive Additional Materials        (as permitted by Rule 14a-6(e)(2))
|_|    Soliciting Material Under Rule 14a-12

                       High Country Financial Corporation
________________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transactions:
     (5) Total fee paid:
|_|  Fee paid previously with preliminary materials:
|_|  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
     ___________________________________________________________________________
     (2) Form, Schedule or Registration Statement No.:
     ___________________________________________________________________________
     (3) Filing Party:
     ___________________________________________________________________________
     (4) Date Filed:
     ___________________________________________________________________________

                       HIGH COUNTRY FINANCIAL CORPORATION

                               149 Jefferson Road
                           Boone, North Carolina 28607
                                 (828) 265-4333

                  NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 13, 2003

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (the "Meeting") of High Country Financial Corporation (the "Company") will be held on May 13, 2003, at 10:00 o'clock a.m., Eastern Time, at the Best Western, Blue Ridge Plaza, 8401 East King Street, Boone, North Carolina.

      The Meeting is for the purpose of considering and voting upon the following matters:

      1. To elect four persons who will serve as directors of the Company until the 2006 Annual Meeting of Stockholders or until their successors are duly elected and qualify;

      2. To ratify the appointment of Larrowe & Company, PLC, as the independent auditor for the Company for the fiscal year ending December 31, 2003; and

      3. To transact such other business as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be considered at the Meeting.

      The Board of Directors has established March 17, 2003, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments. In the event there are not sufficient shares present in person or by proxy to constitute a quorum at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

                                           By Order of the Board of Directors


                                           /s/ John M. Brubaker

                                           John M. Brubaker
                                           President and Chief Executive Officer

Boone, North Carolina
April 10, 2003

A form of proxy is enclosed to enable you to vote your shares at the Meeting. You are urged, regardless of the number of shares you hold, to complete, sign, date and return the proxy promptly. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                       HIGH COUNTRY FINANCIAL CORPORATION

                                 PROXY STATEMENT
                       2003 ANNUAL MEETING OF STOCKHOLDERS
                                  May 13, 2003

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

General

      This Proxy Statement is being furnished to stockholders of High Country Financial Corporation (the "Company") in connection with the solicitation by the board of directors of the Company (the "Board of Directors") of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held on May 13, 2003, at 10:00 o'clock a.m., Eastern Time, at the Best Western, Blue Ridge Plaza, 8401 East King Street, Boone, North Carolina, and at any adjournments. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on April 10, 2003.

      Other than the matters listed on the attached Notice of 2003 Annual Meeting of Stockholders, the Board of Directors knows of no matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares represented by the proxy in accordance with their best judgment on any other business that may properly come before the Meeting or any adjournments.

Revocability of Proxy

      A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Meeting.

Solicitation

      The Company will pay the cost of solicitation of proxies. Proxies may be solicited personally or by telephone by directors, officers and regular employees of the Company and its wholly-owned bank subsidiary, High Country Bank (the "Bank"), without additional compensation for doing so. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others to send proxy materials to, and obtain proxies from, those beneficial owners and will reimburse the holders, upon request, for their reasonable out-of-pocket expenses in doing so.

Voting Securities and Vote Required for Approval

      Regardless of the number of shares of Common Stock owned, it is important that stockholders be present in person or represented by proxy at the Meeting. Stockholders are requested to vote by completing the enclosed form of proxy and returning it signed and dated in the enclosed postage-paid envelope. Any stockholder may vote for, against, or abstain with respect to any matter to come before the Meeting. If the enclosed proxy is properly completed, signed, dated and returned, and not revoked, it will be voted in accordance with the instructions given in the proxy. If no instructions are given, the proxy will be voted FOR all of the proposals. If instructions are given with respect to some but not all of the proposals, the instructions that are given will be followed, and the proxy will be voted FOR any proposal on which no instructions are given.

      The securities which may be voted at the Meeting consist of shares of Common Stock. The close of business on March 17, 2003 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of those stockholders of record entitled to notice of and to vote at the Meeting and any adjournments of the Meeting. A total of 1,418,809 shares of Common Stock were outstanding on the Record Date. Each share of Common Stock entitles its owner to one vote on each matter calling for a vote of stockholders at the Meeting.

      The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. Because many of our stockholders cannot attend the Meeting, it is necessary that a large number be represented by proxy. Accordingly, the Board of Directors has designated proxies to represent those stockholders who cannot be present in person and who desire to be so represented. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

      In order to be elected, a nominee need only receive a plurality of the votes cast in the election of the applicable class of directors for which he has been nominated. As a result, those persons nominated for election who receive the largest number of votes will be elected as directors. Accordingly, abstentions and shares not voted for any reason with respect to any one or more nominees will not be counted as votes against the nominee. No stockholder has the right to vote his or her shares cumulatively in the election of directors.

      The proposal to ratify the appointment of the Company's independent auditor for the fiscal year ending December 31, 2003 will be approved if the votes cast in favor of the proposal exceed the votes cast opposing the proposal.

      Proxies solicited by this Proxy Statement will be returned to the Board of Directors, and will be tabulated by one or more inspectors of election designated by the Board of Directors. Abstentions will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will not be counted in tabulating the votes cast on any proposal submitted to the stockholders. Broker non-votes will not be counted either for determining the existence of a quorum or for tabulating votes cast on any proposal.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that any person who acquires the beneficial ownership of more than 5% of the Common Stock of the Company notify the Securities and Exchange Commission (the "SEC") and the Company. As of the Record Date, no persons or groups, as defined in the Exchange Act, held of record or are known to the Company to own beneficially more than 5% of the Company's Common Stock.

      Set forth below is certain information, as of the Record Date, regarding those shares of Common Stock owned beneficially by each of the members of the Board of Directors (including nominees for election at the Meeting), each of the members of the board of directors of the Bank, certain executive officers of the Company and the Bank, and the directors and executive officers of the Company and the Bank as a group.

                                                Amount and            Percentage
                                                Nature of                 of
Name and Address of Beneficial Owner      Beneficial Ownership(1)      Class(2)
------------------------------------      -----------------------     ----------

John M. Brubaker                                 37,438(3)               2.59%
Post Office Box 2748
Boone, North Carolina 28607

Larry V. Hughes                                  18,800(4)               1.32%
Post Office Box 2955
Boone, North Carolina 28607

Faye E. Cooper                                   15,600(4)               1.09%
Mast General Store
Highway 194
Valle Crucis, North Carolina 28691

Reba S. Moretz                                   26,688(4)               1.87%
Appalachian Ski Mtn.
Ski Mountain Road
Blowing Rock, North Carolina 28605

John H. Councill                                 30,820(4)               2.16%
155 Ray Brown Road
Boone, North Carolina 28607

C. Kenneth Wilcox                                41,200(4)               2.88%
Post Office Box 1758
Boone, North Carolina 28607

Harry M. Davis                                   24,500(4)               1.72%
Appalachian State University
Dept. of Finance
Raley  Hall
Boone, North Carolina 28608

Roger D. Wright                                  39,920(4)               2.79%
161 Howard Street
Boone, North Carolina 28607

James C. Furman                                  23,840(4)               1.67%
166 Southgate Drive, Suite 10
Boone, North Carolina 28607

Cecil M. Greene                                  12,900(4)               0.90%
678 Highway 105 Ext.
Boone, North Carolina 28607

Dale L. Greene                                   20,509(4)               1.44%
230 Cabbage Row
Boone, North Carolina 28607

Robert E. Washburn                               13,409(5)               0.94%
148 Deer Run Road
Boone, North Carolina 28607

                                                Amount and            Percentage
                                                Nature of                 of
Name and Address of Beneficial Owner      Beneficial Ownership(1)      Class(2)
------------------------------------      -----------------------     ----------

All directors and named executive                305,624                19.70%
officers as a group (12 people)

----------
(1) Unless otherwise noted, all shares are owned directly of record by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals.

(2) Based upon a total of 1,418,809 shares of Common Stock outstanding as of the Record Date. Assumes the exercise of only those stock options included with respect to the designated recipients.

(3) Includes 24,000 shares which Mr. Brubaker has a right to acquire a beneficial interest within 60 days by the exercise of stock options granted under the Stock Option Plan.

(4) Includes 9,600 shares which the designated recipient has a right to acquire a beneficial interest within 60 days by the exercise of stock options granted under the Stock Option Plan.

(5) Includes 12,600 shares which Mr. Washburn has a right to acquire a beneficial interest within 60 days by the exercise of stock options granted under the Stock Option Plan.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended December 31, 2002, all of its directors, officers and 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Nominees

      The Bylaws of the Company provide that the number of directors of the Company shall not be less than five nor more than twenty. The exact number of directors shall be fixed by the Board of Directors prior to the annual meeting of stockholders at which such directors are to be elected. The Board of Directors has currently fixed the size of the Board at eleven members.

      The Company's Articles of Incorporation and Bylaws provide that, so long as the total number of directors is nine or more, the directors shall be divided into three classes, as nearly equal as possible in number. Each director in a class will be elected for a term of three years or until his or her earlier death, resignation, retirement, removal or disqualification or until his or her successor is elected and qualifies. As a result, there is one class of directors to be elected at the Meeting for a three-year term.

      The Board of Directors has nominated the four persons named below for election as directors to serve for the term specified, or until their earlier death, resignation, retirement, removal or disqualification or until their successors are elected and qualified. Any other persons nominated must be nominated for a three-year term.

      The persons named in the accompanying form of proxy intend to vote any shares of Common Stock represented by valid proxies received by them to elect the four nominees listed below as directors for the term specified, unless authority to vote is withheld or such proxies are duly revoked. Each of the nominees for election is currently a member of the Board of Directors. In the event that any of the nominees should become unavailable to accept nomination or election, it is intended that the proxyholders will vote to elect in his or her stead such other person as the present Board of Directors may recommend or to reduce the number of directors to be elected at the Meeting by the number of persons unable or unwilling to serve (subject to the requirements of the Company's Articles of Incorporation and Bylaws). The present Board of Directors has no reason to believe that any of the nominees named will be unable to serve if elected to office. In order to be elected as a director, a nominee need only receive a plurality of the votes cast.

      The following table sets forth as to each nominee, the term for which he or she has been nominated, his or her name, age, principal occupation during the last five years, when his or her present term expires, and the year he or she was first elected as a director.

               NOMINEES FOR TERM ENDING AS OF 2006 ANNUAL MEETING

                        Age on              Principal Occupation                  Term     Director
Name               December 31, 2002       During Last Five Years                Expires    Since
-----------------  -----------------       ----------------------                -------   --------
John H. Councill          73           President of Watauga Wood Products,        2003       1998
                                       Inc. (producer of products used in
                                       furniture industry)

Dale L. Greene            62           President of Hollar & Greene Produce       2003       1998
                                       Company, Inc. (wholesale produce)

Reba S. Moretz            70           Co-owner/Secretary of Appalachian          2003       1998
                                       Ski Mtn. (a local ski resort)

James C. Furman           66           President and Chief Executive Officer      2003       1998
                                       of Tarheel Capital (owner and operator
                                       of Wendy's franchises in the southeast)
                                       and Vice President of Boone Drug, Inc.
                                       (pharmacy)

      The following table sets forth as to each director continuing in office, his or her name, age, principal occupation during the last five years, the term for which he or she is serving, and the year he or she was first elected as a director.

                         DIRECTORS CONTINUING IN OFFICE


                        Age on              Principal Occupation                 Term      Director
Name               December 31, 2002       During Last Five Years               Expires      Since
-----------------  -----------------       ----------------------               --------   --------

John M. Brubaker          53           President and Chief Executive Officer     2004        1998
                                       of the Company and the Bank

C. Kenneth Wilcox         65           Developer                                 2004        1998

                        Age on              Principal Occupation                 Term      Director
Name               December 31, 2002       During Last Five Years               Expires      Since
-----------------  -----------------       ----------------------               --------   --------

Harry M. Davis            54           Professor of Finance, Department of       2004        1998
                                       Finance, Banking and Insurance,
                                       Appalachian State University

Larry V. Hughes           50           Partner at Crisp Hughes Evans, LLP        2004        1998
                                       (CPA firm)

Cecil M. Greene           75           Retired, June 2002; Vice President of     2005        1998
                                       Watauga Building Supply; prior to that
                                       President Farmers Hardware Co.

Faye E. Cooper            55           Co-owner of Mast General Store (retail    2005        1998
                                       outlet specializing in outdoor ware and
                                       accessories)

Roger D. Wright           54           President of Wilcox Warehouse             2005        1998
                                       Emporium (retail outlet for various
                                       vendors)

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE ABOVE-LISTED NOMINEES FOR ELECTION AS DIRECTORS.

Board of Directors of the Bank

      The Bank currently has an eleven member board of directors which is currently comprised of all of the same persons who are currently director of the Company.

Meetings of the Board and Committees of the Board

      The Board of Directors meets monthly and held 14 meetings during the fiscal year ended December 31, 2002. All of the existing directors of the Bank attended at least 75% of the aggregate number of meetings of the Board of Directors, the Bank's board of directors and committees of both boards on which they served during the fiscal year ended December 31, 2002.

      The Company's Board of Directors has three committees to which certain responsibilities have been delegated--the Executive Committee, Audit Committee and Compensation Committee. In addition, the full Board of Directors acts as a nominating committee each year prior to the annual meeting of stockholders to nominate persons for election to the Board of Directors.

      The Bank's board of directors has appointed eight standing committees to which certain responsibilities have been delegated -- including the Executive Committee, Compensation Committee, Loan Committee, Community Reinvestment Act Committee, Audit Committee and Asset Liability Committee. The members of the Company's Audit Committee also serve on the Bank's Audit Committee. The Bank's Audit Committee met four times during the fiscal year ended December 31, 2002; and each meeting after the holding company's formation in July 2002 was a joint meeting with the Company's Audit Committee. The Bank's board of directors appoints other committees of its members to perform certain more limited functions from time to time and has appointed committees to administer the employee benefit plans which have been established by the Bank.

      The Executive Committee of both the Company and the Bank is composed of directors C. Kenneth Wilcox, Larry V. Hughes, Harry M. Davis, and John M. Brubaker. The Executive Committee makes recommendations to the full Board of Directors and the board of directors of the Bank and acts upon policies adopted by both boards in the absence of a meeting of either entire board. This Committee meets on an as needed basis, and during the fiscal year ended December 31, 2002 met 14 times.

      The Compensation Committee is composed of directors C. Kenneth Wilcox, Larry V. Hughes, Harry M. Davis, and John M. Brubaker. This Committee determines the compensation of the executive officers of the Company and the Bank. The salaries of each of the executive officers is determined based upon the executive officer's contributions to the Bank's overall profitability, maintenance of regulatory compliance standards, professional leadership, and management effectiveness in meeting the needs of day-to-day operations. The Board of Directors also compares the compensation of the Company's and the Bank's executive officers with compensation paid to executives of comparable financial institutions in North Carolina and executives of other businesses in the market area. Mr. Brubaker participates in the deliberations of the Board of Directors regarding compensation of executive officers other than himself. He does not participate in the discussions or decisions regarding his own compensation. The Compensation Committee met twice during the fiscal year ended December 31, 2002.

Report of Audit Committee

      The Audit Committee is composed of directors Faye E. Cooper, Larry V. Hughes, and Reba S. Moretz. These members are believed to be independent as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. In accordance with its revised written charter adopted by the Board of Directors on February 18, 2003, a copy of which is attached as Appendix A, the Audit Committee meets at least quarterly or more frequently as circumstances dictate and (i) oversees the independent auditing of the Company; (ii) arranges for periodic reports from the independent auditors, from management of the Company, and from the internal auditor of the Company in order to assess the impact of significant regulatory and accounting changes and developments; (iii) advises the Board of Directors regarding significant accounting and regulatory developments; (iv) reviews the Company's policies regarding compliance with laws and regulations, conflicts of interest and employee misconduct and reviews situations related thereto; (v) develops and implements the Company's policies regarding internal and external auditing and appoints, meets with and oversees the performance of those employed in connection with both internal and external audits; and (vi) performs such other duties as may be assigned to it by the Board of Directors. The Audit Committee met four times during the fiscal year ended December 31, 2002.

      The Audit Committee reviewed and discussed with the independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, and reviewed and discussed the audited financial statements of the Company, both with and without management present. In addition, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees," and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. Based upon the Audit Committee's review and discussions with management and the independent auditors referenced above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 for filing with the SEC. The Audit Committee also recommended reappointment, subject to stockholder approval, of the independent auditors and the Board of Directors concurred with the appointment.

                                                      Faye E. Cooper
                                                      Larry V. Hughes
                                                      Reba S. Moretz

Director Compensation

      Directors Fees. Members of the Board of Directors receive no fees or compensation for their service. However, all members of the Board of Directors are also directors of the Bank and are compensated for that service. For their service on the Bank's board of directors during the fiscal year ended December 31, 2002, all non-employee members of the Bank's board received a fee of $500 for each Bank board meeting attended. No director who was also a salaried employee of the Bank received compensation for service on the Bank's board of directors or any committee of the Bank's board. No additional fees were paid for service on Board Committees.

      Stock Option Plan. On September 14, 1999, each director was granted 9,600 options (adjusted to reflect the August 14, 2000 stock split) under the High Country Financial Corporation Stock Option Plan (the "Plan"), except Mr. Brubaker, who was granted 3,000 options (adjusted to reflect the August 14, 2000 stock split) for his service as a director. See "Executive Compensation--Stock Option Plan" below for a discussion of the directors' benefits under the Plan.

Executive Officers

      The following table sets forth certain information with respect to the persons who are executive officers of the Company, the Bank or both.

                                                                                               Employed
                                                                                              By the Bank
                                Age on                                                          or the
                             December 31,            Positions and Occupations                 Company
Name and Title                   2002                 During Last Five Years                    Since
-------------------------    ------------            -------------------------               -----------
John M. Brubaker,                 53          President and Chief Executive Officer of         November
President and                                 the Company and Bank, November 1998 to             1998
Chief Executive Officer                       Present; Senior Vice President and Regional
                                              Market Manager for Centura Bank, Inc.,
                                              Boone, North Carolina, 1991 to 1998.

David H. Harman                   54          Senior Vice President and Chief Financial         August
Senior Vice President and                     Officer of the Company and the Bank,               2002
Chief Financial Officer                       August 2002 to present; Director of the
                                              Bank, 1998 to August 2002; prior to that
                                              business consultant and former President
                                              of Goodwin Weavers (manufacturer of afghans
                                              and throws).

Robert E. Washburn,               45          Senior Vice President and Chief Credit           November
Senior Vice President and                     Officer of the Bank, November 1998 to              1998
Chief Credit Officer                          Present; Market President and Commercial
                                              Relationship Manager, First Union National
                                              Bank, Boone, North Carolina, 1996 to
                                              1998.

Joseph E. Eller                   46          Senior Vice President of the Bank, May             May
Senior Vice President                         2001 to Present; Secretary of the Company,         2001
                                              2002 to present; Vice President, Regional
                                              Business Banking Manager, First Union
                                              National Bank, Boone, North Carolina,
                                              1996 to 2001.

Executive Compensation

      The executive officers of the Company are not paid any cash compensation by the Company. However, the executive officers of the Company are also executive officers of the Bank and receive cash compensation from the Bank.

      The following table shows, for the fiscal years indicated, the cash and certain other compensation paid to or accrued for that year to the chief executive officer and to the Bank's executive officers whose total annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                            Long Term
                                           Annual Compensation             Compensation
                                           -------------------              Securities
      Name and                                             Other Annual     Underlying       All Other
Principal Position          Year     Salary      Bonus     Compensation(1) Options/SARS   Compensation(2)
------------------          ----     ------      -----    ---------------- ------------   ---------------
John M. Brubaker,           2002    $127,000    $15,000        $ --             0/0            $8,387
President and Chief         2001    $127,000    $    --        $ --             0/0            $3,810
Executive Officer           2000    $102,000    $25,000        $ --          33,000/0(3)       $3,108



Robert E. Washburn,         2002    $ 98,500    $ 8,000        $ --             0/0            $3,650
Senior Vice President and   2001    $ 95,000    $    --        $ --             0/0            $2,850
Chief Credit Officer        2000    $ 85,000    $15,000        $ --          18,000/0(4)       $1,560

----------
(1) Perquisites for the fiscal year did not exceed the lesser of $50,000 or 10% of reported salary and bonus.

(2) This amount includes contributions made by the Bank to the Bank's 401(k) plan for the benefit of Mr. Brubaker and Mr. Washburn for the fiscal year indicated. In addition, this amount includes $4,577 and $695 paid for life insurance policy premiums and club dues for Mr. Brubaker and for life insurance policy premiums for Mr. Washburn, respectively.

(3) Includes 24,000 shares subject to options (adjusted to reflect the August 14, 2000 stock split) which have vested or are exercisable within 60 days under the Plan. These options, granted pursuant to the Plan, entitle Mr. Brubaker to purchase, at any time after vesting and before September 14, 2009, shares of Common Stock in exchange for an exercise price of $11.00 per share, which was the fair market value of the shares on the date of grant. The Plan provides that the option exercise price may be adjusted under certain circumstances, including the occurrence of a stock split. On August 14, 2000, the Stock Option Plan Committee adjusted the exercise price of the options to $9.17 per share in order to reflect the effect of the August 14, 2000 stock split on the fair market value of a share of Common Stock. Of the options granted to Mr. Brubaker as a director, 2,100 options vested on September 14, 1999, 300 vested on September 30, 2000, and 300 vested on September 30, 2001 and 300 vested on September 30, 2002. Of the options granted to Mr. Brubaker as an employee, 3,000 options vested on September 14, 1999, 4,500 options vested on September 30, 2000, 6,000 options vested on September 30, 2001, 7,500 options vested on September 30, 2002 and the remaining 9,000 options will vest on September 30, 2003. These options become 100% vested upon death, disability or a change in control of the Company.

(4) Includes 12,600 shares subject to options (adjusted to reflect the August 14, 2000 stock split) which have vested or are exercisable within 60 days under the Plan. These options, granted pursuant to the Plan, entitle Mr. Washburn to purchase, at any time after vesting and before September 14, 2009, shares of Common Stock in exchange for an exercise price of $11.00 per share, which was the fair market value of the shares on the date of grant. The Plan provides that the option exercise price may be adjusted under certain circumstances, including the occurrence of a stock split. On August 14, 2000, the Stock Option Plan Committee adjusted the exercise price of the options to $9.17 per share in order to reflect the effect of the August 14, 2000 stock split on the fair market value of a share of Common Stock. Of the options granted to Mr. Washburn as an employee, 1,800 options vested on September 14, 1999, 2,700 options vested on September 30, 2000, 3,600 options vested on September 30, 2001, 4,500 options vested on September 30, 2002 and the remaining 5,400 options will vest on September 30, 2003. These options become 100% vested upon death, disability or a change in control of the Company.

      Employment Agreements. The Bank has entered into employment agreements with John M. Brubaker, President and Chief Executive Officer, Robert E. Washburn, Senior Vice President and Chief Credit Officer and Joseph E. Eller, Senior Vice President, in order to establish their duties and compensation and to provide for their continued employment with the Bank. The agreements provide for initial annual base salaries of $102,000, $85,000 and $85,000, respectively, and for initial terms of employment of three years. Commencing on the first anniversary date and continuing on each anniversary date thereafter, unless notice of a non-extension is given by either party, each agreement is automatically extended for an additional year so that the remaining term will always be no less than two and no more than three years. The agreements provide that the base salary will be reviewed by the Board of Directors not less often than annually. In addition, the employment agreements provide for participation in other bonus, pension, profit-sharing or retirement plans maintained by the Bank, as well as fringe benefits normally associated with the employee's office. The employment agreements provide that they may be terminated by the Bank for cause, as defined in the agreements, and that they may otherwise be terminated by the Bank (subject to vested rights) or by the employee.

      Each employment agreement provides that upon (i) termination of employment by the Bank or the employee within one year after a change in control not approved by the Board of Directors, (ii) the required relocation of the employee's office or residence to more than 20 miles from Boone, North Carolina, or (iii) the diminishment of the nature of the employee's responsibilities, authority or benefits within one year following a change in control approved by the Board of Directors, the employee will receive an amount equal to 3.99 times his salary plus bonuses.

      For purposes of the employment agreements, a "change in control" means (i) a change in control of the Bank of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, (ii) the acquisition of control, within the meaning of
Section 2(a)(2) of the Bank Holding Act of 1956, as amended, or Section 602 of the Change in Control Act of 1978, of the Bank by any person, (iii) if any person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank representing 30% or more of the combined voting power of the Bank's then outstanding securities, or (iv) during any period of two consecutive years, individuals who at the beginning of the term of the employment agreement constitute the Board of Directors cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Bank's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the term.

      Equity Compensation Plan Information. The following table presents the number of shares of Common Stock to be issued upon the exercise of outstanding options; the weighted-average price of the outstanding options and the number of options remaining that may be issued under High Country Financial Corporation's Stock Option Plan described below.

   Plan Category          Number of Securities to      Weighted-average       Number of securities
                          be issued upon exercise      exercise price of     remaining available for
                          of outstanding options,    outstanding options,     future issuance under
                            warrants and rights       warrants and rights      equity compensation
                                                                                plans (excluding
                                                                             securities reflected in
                                                                                   column (a))
----------------------------------------------------------------------------------------------------
                                   (a)                        (b)                     (c)
----------------------------------------------------------------------------------------------------
Equity compensation
plans approved by                201,750(1)                  $9.72(2)                 81,250
security holders
----------------------------------------------------------------------------------------------------
Equity compensation
plans not approved by                  0                         0                         0
security holders
----------------------------------------------------------------------------------------------------
     Total                       201,750                     $9.72                    81,250
----------------------------------------------------------------------------------------------------

----------
(1) Of the 201,750 stock options issued under the Stock Option Plan, a total of 163,643 of those stock options have vested or are exercisable within 60 days.

(2) The exercise prices for the grants of stock options under the Stock Option Plan on September 30, 1999, January 16, 2001, August 1, 2002 and March 12, 2003 are $9.17, $15.00, $15.00 and $12.25 respectively.

      Stock Option Plan. On May 25, 1999, the Bank's stockholders approved the Plan for the benefit of the employees and directors of the Bank, and an amendment to the Plan was approved by stockholders on May 15, 2001. The Plan is designed to attract and retain qualified personnel in key positions, to provide directors and employees, as applicable, with a proprietary interest in the Bank as an incentive to contribute to the success of the Bank, and to reward directors and employees for outstanding performance. The Plan provides for the grant of incentive stock options intended to comply with the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified or compensatory stock options.

      Eleven directors have been granted options to purchase an aggregate of 99,000 shares of Common Stock, each option having an initial exercise price of $11.00, the fair market value of Common Stock on the date of grant. The Plan provides that the option exercise price may be adjusted under certain circumstances, including the occurrence of a stock split. On August 14, 2000, the Stock Option Plan Committee adjusted the exercise price of the options to $9.17 per share in order to reflect the effect of the August 14, 2000 stock split on the fair market value of a share of Common Stock. Of these options granted to directors, 62,100 options vested at the time of grant and 12,300 options vested on each of September 30, 2000, 2001 and 2002. Options granted under the Plan have a term of ten years and are not transferable except upon death.

      Thirty-four employees have been granted options to purchase an aggregate of 90,250 shares of Common Stock. Of the options awarded, 75,000 have an original exercise price of $11.00, the fair market value of the Common Stock on the date of grant (September 30, 1999). On August 14, 2000, the Stock Option Plan Committee adjusted the exercise price of the 75,000 options granted on September 30, 1999 to $9.17 per share in order to reflect the effect of the August 14, 2000 stock split on the fair market value of a share of Common Stock. Ten percent of the 75,000 incentive options granted to employees on September 30, 1999 vested immediately, 15% vested on September 30, 2000, 20% vested on September 30, 2001, 25% vested on September 30, 2002 and the remaining 30% will vest on September 30, 2003. In addition, 5,650 of the total options granted have an exercise price of $15.00, the fair market value of the Common Stock on the date of grant (January 16, 2001) and 9,600 of the total options granted have an exercise price of $15.00, the fair market value of the Common Stock on the date of grant (August 1, 2002). Of the 5,650 options granted on January 16, 2001, 10% vested immediately, 15% vested on January 16, 2002, 20% vested on January 16, 2003, 25% will vest on January 16, 2004, and the remaining 30% will vest on January 16, 2005. Of the 9,600 options granted on August 1, 2002, 8,400 vested immediately and 1,200 vested on September 30, 2002. Options granted under the Plan have a term of ten years and are not transferable except upon death. No cash consideration was paid by employees or directors for the award of the options under the Plan.

      No options were granted to or exercised by Mr. Brubaker or Mr. Washburn under the Plan during the fiscal year ended December 31, 2002.

      The following table provides information with respect to outstanding stock options held by Mr. Brubaker and Mr. Washburn during the fiscal year ended December 31, 2002.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                         Value of
                                                       Number of Securities            Unexercised
                                                      Underlying Unexercised           in-the-Money
                                                          Options/SARs at             Options/SARs at
                                                         Fiscal Year End(1)          Fiscal Year End(2)
                      Shares Acquired    Value      ---------------------------   ---------------------------
Name                    on Exercise     Realized    Exercisable   Unexercisable   Exercisable   Unexercisable
------------------    ---------------   --------    -----------   -------------   -----------   -------------
John M. Brubaker             0             $0          24,000         9,000         $92,160        $34,560

Robert E. Washburn           0             $0          12,600         5,400         $48,384        $20,736

(1) All stock options were granted as of September 14, 1999. Includes 24,000 shares for Mr. Brubaker and 12,600 shares for Mr. Washburn subject to options (adjusted to reflect the August 14, 2000 stock split) which have vested or are exercisable within 60 days under the Plan. These options, granted pursuant to the Plan, entitle Mr. Brubaker and Mr. Washburn to purchase, at any time after vesting and before September 14, 2009, shares of Common Stock in exchange for an exercise price of $9.17 per share (adjusted to reflect the August 14, 2000 stock split). Of the options granted to Mr. Brubaker as a director, 2,100 options vested on September 14, 1999 and 300 options vested on each of September 30, 2000, 2001 and 2002. Of the options granted to Mr. Brubaker as an employee, 3,000 options vested on September 14, 1999, 4,500 options vested on September 30, 2000, 6,000 options vested on September 30, 2001, 7,500 options vested on September 30, 2002 and the remaining 9,000 options will vest on September 30, 2003. Of the options granted to Mr. Washburn as an employee, 1,800 vested on September 14, 1999, 2,700 vested on September 30, 2000, 3,600 options vested on September 30, 2001, 4,500 options vested on September 30, 2002, and the remaining 5,400 options will vest on September 30, 2003. These options become 100% vested upon death, disability or a change in control of the Company.

(2) Dollar amounts shown represent the value of stock options held as of December 31, 2002. All of Mr. Brubaker's and Mr. Washburn's options were "in- the-money" at such date. Options are considered "in-the-money" if the fair market value of Common Stock exceeds the exercise price or base price of the options. At December 31, 2002, the exercise price of the stock options was $9.17 per share and the price paid for the Common Stock in the last trade known to management to have occurred prior to December 31, 2002 was $13.01, which trade occurred on December 16, 2002.

      The following description of the Plan is a summary of its terms and is qualified in its entirety by reference to the Plan.

      Administration. The Plan is administered and interpreted by a committee of the Board of Directors (the "Committee") that is composed of two or more "non-employee directors" as that term is defined by the Exchange Act rules and regulations.

      Stock Options. The Board of Directors or the Committee determine which directors and employees will be granted options under the Plan, whether the options will be incentive or nonqualified options, the number of shares subject to each option, and when the options become exercisable. The Plan provides that each share of Common Stock underlying the options will have an exercise price of not less than the fair market value of a share of Common Stock on the date of grant. The fair market value will be determined by the Committee based on market information and the advice of an independent brokerage firm.

      All options granted to participants under the Plan become vested and exercisable at the rate determined by the Committee when making an award. Unvested options are forfeited if a participant's employment with or service to the Bank is terminated for any reason other than the participant's death or disability. Unless the Committee specifically states otherwise at the time an option is granted, all options granted to participants will become vested and exercisable in full on the date an optionee's employment with or service to the Bank or the Company terminates due to the death or disability of the optionee. In addition, all stock options become vested and exercisable in full in the event of a change in control of the Company, as defined in the Plan. Options granted under the Plan may have a term of up to ten years. Stock options are non-transferable except by will or the laws of descent and distribution. Payment for shares purchased upon the exercise of options may be made in cash, by check, bank draft or money order.

      Number of Shares Covered by the Plan. A total of 141,500 shares of Common Stock have been reserved for issuance to employees pursuant to the Plan. An additional 141,500 shares of Common Stock also has been reserved for issuance to directors pursuant to the Plan. In lieu of issuing reserved unissued shares upon the exercise of options, the Company may elect to purchase shares in the open market to fund exercises of options. To the extent that exercised options are funded by authorized but unissued shares, the interests of existing stockholders will be diluted. In the event of a stock split, reverse stock split or stock dividend, the number of shares of Common Stock under the Plan, the number of shares to which any option relates and the exercise price per share under any option will be adjusted to reflect increases or decreases in the total number of shares of Common Stock outstanding.

      Amendment and Termination of the Plan. Unless terminated, the Plan will continue in effect until September 14, 2009. The Board of Directors may at any time alter, suspend, terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board of Directors may not, without the consent of the optionee, make any alteration which would deprive the optionee of his rights with respect to any previously granted option. Termination of the Plan would not affect any previously granted options.

      401(k) Plan. The Bank has established a contributory savings plan for its employees, which meets the requirements of Section 401(k) of the Code. All employees who have completed one year of service and who are at least 18 years of age may elect to contribute up to 15% of their compensation to the plan each year, subject to certain maximums imposed by federal law. The Bank matches 50% of the first 6% of each participant's contribution. For purposes of the 401(k) plan, compensation means a participant's compensation received from the employer as reported on Form W-2.

      Participants are fully vested in amounts they contribute to the plan. Participants are fully vested in Bank contributions to the plan after five years of service, with 20% vesting each year. Benefits under the plan are payable at retirement, death, disability or termination of employment.

Certain Indebtedness and Transactions of Management

      The Bank makes loans to its executive officers and directors in the ordinary course of its business. These loans are currently made on substantially the same terms, including interest rates, collateral and repayment terms, as those then prevailing for comparable transactions with nonaffiliated persons, and do not involve more than the normal risk of collectibility or present any other unfavorable features. Applicable regulations prohibit the Bank from making loans to its executive officers and directors at terms more favorable than could be obtained by non-executive employees of the Bank. The Bank's policy concerning loans to executive officers and directors currently complies with these regulations.

      The highest aggregate outstanding balance of loans to current directors, executive officers and their associates, as a group, since January 1, 2002, was $2,106,504 (the amount outstanding at November 30, 2002), which represented approximately 19.70% of the Bank's then current equity capital accounts.

                                   PROPOSAL 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

      Larrowe & Company, PLC ("Larrowe"), the Company's independent auditor for the year ended December 31, 2002, has been appointed by the Audit Committee of the Board of Directors as the Company's independent auditor for the year ending December 31, 2003. This appointment is being submitted to the Company's stockholders for ratification. Representatives of Larrowe are expected to attend the Meeting and will be afforded an opportunity to make a statement, if they so desire, and to respond to appropriate questions from stockholders.

Audit Fees

      The aggregate fees (including related out-of-pocket expenses) billed for each of the last two fiscal years for professional services rendered by Larrowe in connection with (i) the audit of the Bank's annual financial statements for 2002 and 2001 fiscal years, and (ii) review of financial statements included in the Bank's Quarterly Report filings on Form 10-QSB for those fiscal years were approximately $29,960 and $22,509, respectively.

Audit-Related Fees

      Larrowe did not provide any assurance and related services reasonably related to the performance of the audit or review of the Bank's financial statements that are not included in "Audit Fees" above for fiscal years 2002 and 2001.

Tax Fees

      The aggregate fees billed in each of the last two fiscal years for professional services rendered by Larrowe to the Bank for tax compliance, tax consulting and tax planning were $2,500 and $2,000 for fiscal years 2002 and 2001, respectively.

All Other Fees

      In addition to the fees outlined above, Larrowe billed or anticipates billing fees in the amount of $2,514 and $628 for additional products and services rendered during fiscal years 2002 and 2001, respectively. These services included regulatory assistance and capital planning.

      Pursuant to the revised charter of the Board of Directors' Audit Committee adopted on February 18, 2003, the Audit Committee is required to pre-approve all audit and permitted non-audit services provided to the Bank by its independent auditor. The Audit Committee may delegate pre-approval authority to a subcommittee of the Audit Committee or to a particular individual when appropriate. The decisions of any subcommittee or individual acting under authority delegated by the Audit Committee must be presented to the Audit Committee at its next scheduled meeting.

      The following table sets forth for the fiscal years indicated the percentage of auditor fees disclosed under "Audit-Related Fees," "Tax Fees" and "All Other Fees" above that were pre-approved by the Audit Committee and the method of pre-approval received.

         PERCENTAGE (%) OF AUDITOR FEES PRE-APPROVED BY AUDIT COMMITTEE

                                                  Type of Pre-Approval
                         ------------------------------------------------------------------------
                                                   Service or Product
                                                      Pre-Approved              Waiver of Pre-
                                                   Pursuant to Audit         Approval Applicable,
                         Specific Service or       Committee Policy &       but Approved Prior to
Type of Auditor Fees     Product Pre-Approved          Procedure             Completion of Audit
-------------------------------------------------------------------------------------------------
                           2002         2001       2002          2001        2002        2001
-------------------------------------------------------------------------------------------------
Audit-Related Fees         100%         100%        0%            0%           0%          0%
-------------------------------------------------------------------------------------------------
Tax Fees                   100%         100%        0%            0%           0%          0%
-------------------------------------------------------------------------------------------------
All Other Fees               0%           0%        0%            0%         100%        100%
-------------------------------------------------------------------------------------------------

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF LARROWE AS INDEPENDENT AUDITOR FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

                   DATE FOR RECEIPT OF STOCKHOLDERS' PROPOSALS

      It is presently anticipated that the 2004 Annual Meeting of Stockholders of the Company will be held in May 2004. In order for stockholder proposals to be included in the Company's proxy materials for that meeting, such proposals must be received by the Secretary of the Company at the Company's main office no later than December 11, 2003, and meet all other applicable requirements for inclusion in the proxy statement.

      In the alternative, if a stockholder follows the Securities and Exchange Commission's proxy solicitation rules, a stockholder may commence his or her own proxy solicitation and present a proposal from the floor at the 2004 Annual Meeting of Stockholders of the Company. In order to do so, the stockholder must notify the Secretary of the Company of his or her proposal in writing at the Company's main office no later than February 24, 2004. If the Secretary of the Company is not notified of the stockholder's proposal by February 24, 2004, the Board of Directors may vote on the proposal pursuant to the discretionary authority granted by the proxies solicited by the Board of Directors for the 2004 Annual Meeting.

      The Company's Bylaws provide that, in order to be eligible for consideration at a meeting of stockholders, all nominations of directors, other than those made by the Board of Directors, must be made in writing and must be delivered to the Secretary of the Company not less than 50 days nor more than 90 days prior to the meeting at which such nominations will be made; provided, however, if less than 60 days notice of the meeting is given to stockholders, such nominations must be delivered to the Secretary of the Company not later than the close of business on the tenth day following the day on which the notice of meeting was mailed.

                                  OTHER MATTERS

      Management knows of no other matters to be presented for consideration at the Meeting or any adjournments thereof. If any other matters of which the Company was notified after February 16, 2003 shall properly come before the Meeting, it is intended that the proxyholders named in the enclosed form of proxy will vote the shares represented thereby in accordance with their judgment, pursuant to the discretionary authority granted therein.

                                  MISCELLANEOUS

      The Company's Annual Report to Stockholders for the year ended December 31, 2002, which includes financial statements audited and reported upon by the Company's independent auditor, is being mailed along with this Proxy Statement. It is not intended that the Annual Report be deemed a part of this Proxy Statement or a solicitation of proxies.

      THE FORM 10-KSB FILED BY THE COMPANY WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE PROVIDED FREE OF CHARGE TO THE COMPANY'S STOCKHOLDERS UPON WRITTEN REQUEST DIRECTED TO: HIGH COUNTRY FINANCIAL CORPORATION, 149 JEFFERSON ROAD, BOONE, NORTH CAROLINA 28607, (828) 265-4333,
ATTENTION: JOHN M. BRUBAKER.

                                        By Order of the Board of Directors


                                        /s/ John M. Brubaker

                                        John M. Brubaker
                                        President and Chief Executive Officer

Boone, North Carolina
April 10, 2003

                                                                      Appendix A

                       HIGH COUNTRY FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER

Purpose

The principal purpose of the Audit Committee is to assist the Board of Directors of High Country Financial Corporation and High Country Bank (the "Company") in fulfilling its responsibility to oversee: (i) the integrity of the Company's financial statements; (ii) the Company's financial reporting process; (iii) the Company's systems of internal accounting and financial controls; (iv) the performance of the Company's internal audit function and independent auditor;
(v) the independent auditor's qualifications and independence; and (vi) the Company's compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the committee, independent auditor, the internal auditors, and management of the Company.

In discharging its oversight role, the Audit Committee is granted the authority to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor and to any advisers, including independent counsel, that the Committee chooses to engage.

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Composition

The Committee shall be comprised of no fewer than three members. The members of the Committee shall be appointed by the Board on recommendation of the Nominating Committee. Committee members may be replaced by the Board.

The Committee's members will meet the requirements of the applicable stock exchange listing standards. Accordingly, all members of the Committee shall be directors who:

      o Have no relationship to management or the Company that may interfere with the exercise of their independent judgment;

      o Do not receive any consulting, advisory or other compensatory fee from the Company, other than in the member's capacity as a member of the Board or any of its committees;

      o Are not "affiliated persons" (as defined by applicable law or regulation) of the Company or any subsidiary, other than as a member of the Board or any of its committees; and

      o Are financially literate as required by applicable stock exchange listing standards.

In addition, at least one member of the Committee will have accounting or related financial management expertise and, to the extent practicable, be a "financial expert" (as that term is defined by the Securities and Exchange Commission ("SEC")) as determined by the Board.

The Committee shall meet at least quarterly, or more frequently as circumstances dictate. The Committee shall periodically meet separately with management, the internal auditors, and the independent auditor to discuss issues and concerns warranting Committee attention. The Committee may delegate authority to subcommittees or individuals when appropriate. Any such subcommittee or individual acting under authority delegated by the Committee shall report any actions taken to the Committee at its next scheduled meeting. The Committee shall report regularly to the Board.

Duties and Responsibilities

The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditor is responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

      Financial Statement and Disclosure Matters

      o The Committee shall review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-KSB and the Annual Report to Stockholders.

      o The Committee shall review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Quarterly Reports on Form 10- QSB, including the results of the independent auditor' reviews of the quarterly financial statements.

      o The Committee shall periodically review with management and the independent auditor the quality, as well as acceptability, of the Company's accounting policies, and discuss with the independent auditor how the Company's accounting policies compare with those in the industry and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

      o The Committee shall periodically discuss with the independent auditor whether all material correcting adjustments identified by the independent auditor in accordance with generally accepted accounting principles and applicable SEC rules are reflected in the Company's financial statements.

      o The Committee shall review with management and the independent auditor any material financial or other arrangements of the Company which do not appear on the Company's financial statements and any transactions or courses of dealing with third parties that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Company's financial statements.

      o The Committee shall discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls, the developments, selection and disclosure of critical accounting policies and estimates, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements.

      o The Committee shall review and discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

      o The Committee shall discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

      o The Committee shall discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

      o The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Accounting Standards No. 61 relating to the conduct of the audit. In particular, the Committee shall discuss:

            > The adoption of, or changes to, the Company's significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

            > The management letter provided by the independent auditor and the Company's response to that letter.

            > Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

      o The Committee shall prepare its report as required by SEC regulations to be included in the Company's annual proxy statement.

      Oversight of the Company's Relationship with the Independent Auditor

      o The Committee shall be directly responsible for the appointment, compensation and oversight of the work of the independent auditor in preparing or issueing any audit report or related work, including resolution of any disagreements between management and the independent auditor regarding financial reporting.

      o The Committee shall approve the engagement of the independent auditor and shall approve, in advance, all audit services and all permitted non-audit services to be provided to the Company by the independent auditor. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

      o On an annual basis, the Committee shall obtain from the independent auditor and review a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1 and such other requirements as may be established by the Public Company Accounting Oversight Board, discuss with the independent auditor any disclosed relationships and their impact on the independent auditor's independence, and take appropriate action regarding the independence of the independent auditor.

      o At least annually, the Committee shall obtain and review a report by the independent auditor describing:

            >     The auditor's internal quality control procedures;

            > Any material issues raised by the most recent internal quality control review, or peer review, of the Company, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with such issues; and

            > All relationships between the independent auditor and the Company.

      o The Committee shall evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor's independence, while taking into account the opinions of management and the internal auditor. The Committee shall present its conclusions to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

      o The Committee shall recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account.

      o The Committee shall discuss with the internal auditors and the independent auditor the overall scope and plans for their respective audits, including the adequacy of staffing and compensation.

      o The Committee shall discuss with management, the internal auditors, and the independent auditor the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., Company's Code of Business Conduct and Ethics).

      Oversight of the Company's Internal Audit Function

      o The Committee shall review the appointment and replacement of the internal auditor.

      o The Committee shall review all significant reports to management prepared by the internal auditor and management's responses.

      o The Committee shall discuss with the independent auditor the internal audit function responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

      o The Committee shall periodically (and at least annually) discuss with management and the independent auditor the quality and adequacy of the Company's internal controls and internal auditing procedures, including any significant deficiencies in the design or operation of those controls which could adversely affect the Company's ability to record, process, summarize and report financial data and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls, and discuss with the independent auditor how the Company's financial systems and controls compare with industry practices.

      o The Committee shall review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditor' report on management's assertion.

      Compliance Oversight Responsibilities

      o The Committee shall obtain reports from management, the Company's internal auditor and independent auditor that the Company and its affiliates are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. The Committee shall advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

      o The Committee shall review reports and disclosures of insider and affiliated party transactions.

      o The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      o The Committee shall discuss with the Company's general and other counsel any legal matters that may have a material impact on the financial statements or the Company's compliance policies.

      o The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

                                REVOCABLE PROXY
                       HIGH COUNTRY FINANCIAL CORPORATION

                    [X] PLEASE MARK VOTES AS IN THIS EXAMPLE

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  Annual Meeting of STOCKHOLDERS May 13, 2003

     The undersigned hereby constitutes and appoints Faye E. Cooper, Larry V. Hughes and Roger D. Wright. each and any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of High Country Financial Corporation (the "Company") that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Best Western, Boone, North Carolina on Tuesday, May 13, 2003 at 10:00 a.m., prevailing time, and at any adjournment or postponement thereof as follows with respect to the following matters as described in the Proxy Statement:

                                                 With-    For All
                                                 For        hold        Except
                                                 [ ]         [ ]         [ ]
1.  ELECTION  OF   DIRECTORS:   for  all
nominees  listed below (except as marked
to  the   contrary   below):   John   H.
Councill, Dale L. Greene, Reba S. Moretz
and  James  C.  Furman  until  the  2006
Annual Meeting of Stockholders or until their successors are duly elected and qualify.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

                                                 For      Against       Abstain
                                                 [ ]        [ ]           [ ]

2. To ratify the  appointment of Larrowe
&   Company,    PLC   Certified   Public
Accountants as the independent auditors for the fiscal year ended December 31, 2003.

     THIS PROXY,  WHEN  PROPERLY  EXECUTED,  WILL BE VOTED IN THE MANNER  HEREIN
SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE AND FOR PROPOSAL 2 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING.

          Please be sure to sign and date this Proxy in the box below.


                    ---------------------------------------
                                      Date


                    ---------------------------------------
                             Stockholder sign above


                    ---------------------------------------
                         Co-holder (if any) sign above



   Detach above card, sign, date and mail in postage paid envelope provided.

                       HIGH COUNTRY FINANCIAL CORPORATION

     Please  sign  exactly as your name  appears on this  proxy  card,  date and return this card promptly using the enclosed envelope. Executors, administrators, guardians, officers of corporations, and others signing in a fiduciary capacity should state their full title as such.


   WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE ACT PROMPTLY.
     SIGN, DATE & MAIL YOUR PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE.

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.

-------------------------------

-------------------------------

-------------------------------

-------------------------------